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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): MARCH 10, 2004



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

        MICHIGAN                                      38-1999511
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
 incorporation or organization)


 25505 W. TWELVE MILE ROAD, SUITE 3000               48034-8339
          SOUTHFIELD, MICHIGAN                       (Zip Code)
(Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (248) 353-2700

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

        On March 10, 2004, Credit Acceptance Corporation (the "Company") issued a press release announcing the expansion of the Company's stock repurchase program and an addition to the Company's board of directors. The press release, dated March 10, 2004, is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

                  99.1     Press Release dated March 10, 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CREDIT ACCEPTANCE CORPORATION
                                         (Registrant)

                                         By: /s/Douglas W. Busk
                                            ------------------------------
                                         Douglas W. Busk
                                         Chief Financial Officer and Treasurer
                                         March 11, 2004



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                                INDEX OF EXHIBITS


 EXHIBIT NO.                   DESCRIPTION

    99.1                Press Release dated March 10, 2004.